DAVIS WATER & WASTE INDUSTRIES, INC.

                      1994 EMPLOYEES STOCK OPTION PLAN

























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                    DAVIS WATER & WASTE INDUSTRIES, INC.

                      1994 EMPLOYEES STOCK OPTION PLAN


                                 ARTICLE 1
                                  Purpose

          1.1 General Purpose. The purpose of this Plan is to further the growth and development of the Company by encouraging employees to obtain a proprietary interest in the Company by owning its stock.
     The Company intends that the Plan will provide such persons with an added incentive to continue in the employ of the Company and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting to its service persons of outstanding quality.

          1.2 Intended Tax Effects of Options. It is intended that part of the Plan qualify as an ISO plan and that any option granted in accordance with such portion of the Plan qualify as an ISO, all within the meaning of Code 422. The tax effects of any NQSO granted hereunder should be determined under Code 83.


                                 ARTICLE 2
                                Definitions

          The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

          2.1 1933 Act shall mean the Securities Act of 1933, as amended.

          2.2  1934 Act shall mean the Securities Exchange Act of
     1934, as amended.

          2.3 Beneficiary shall mean, with respect to an Optionee, the Person or Persons who acquire the Options of such Optionee by bequest or inheritance. To the extent that an Option has not yet been distributed to such Person or Persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (as applicable) of the deceased Optionee's estate.

          2.4  Board shall mean the Board of Directors of the Company.

          2.5 Cause shall mean an act or acts by an individual involving a felony conviction or the failure to contest prosecution for a felony, willful misconduct, dishonesty,

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     embezzlement, fraud, deceit or civil rights violations, any of which acts causing the Company or any subsidiary liability or loss, as determined by the Committee in its sole discretion.

          2.6 Change of Control shall mean the occurrence of any one of the following events:

               (a) Acquisition By Person of Substantial Percentage. The future acquisition by a Person (including "affiliates"
          and "associates" of such Person, but excluding the Company, any "parent" or "subsidiary" of the Company, or any employee benefit plan of the Company or of any "parent" or "subsidiary" of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any "parent" or "subsidiary" of the Company, to constitute the Person the beneficial owner of 20% or more of the Common Stock, but only if such acquisition occurs without approval or ratification by a majority of the members of the Board of Directors of the Company;

               (b) Transactions Involving Substantial Assets. Any sale, lease, transfer, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company or of any "subsidiary" of the Company to a Person described in subsection (a) above, but only if such transaction occurs without approval or ratification by a majority of the members of the Board of Directors of the Company; or

               (c) Substantial Change of Board Members. During any fiscal year of the Company, individuals who at the beginning of such year constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the directors in office at the beginning of the fiscal year.

     For purposes of this Section 2.6, the terms "affiliate,"
     "associate," "parent" and "subsidiary" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General
     Rules and Regulations under the 1934 Act.

          2.7 Code shall mean the Internal Revenue Code of 1986, as amended.

          2.8 Committee shall mean the committee appointed by the Board to administer and interpret the Plan in accordance with
     Article 3 below.  Initially, the Committee shall consist of the

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     members of the Company's Compensation Committee.

          2.9 Common Stock shall mean the common stock, par value $0.01 per share, of the Company.

          2.10 Company shall mean Davis Water & Waste Industries,
     Inc., and shall also mean any parent or subsidiary corporation of Davis Water & Waste Industries, Inc. unless the context clearly indicates otherwise.

          2.11 Director shall mean an individual who is serving as a member of the Board (i.e., a director of the Company).

          2.12 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Committee in its sole discretion.

          2.13 Effective Date shall mean the date on which this Plan is adopted by the Board, subject to shareholder approval. See
     Article 9 herein.

          2.14 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

               (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

               (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

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               (c)  Stock Not Listed.  If the Common Stock is not
          listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

     The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

          2.15 ISO shall mean an incentive stock option within the meaning of Code 422(b).

          2.16 NQSO shall mean an option to which Code 421 (relating generally to certain ISO and other options) does not apply.

          2.17 Option shall mean ISO's or NQSO's, as applicable, granted to individuals pursuant to the terms and provisions of this Plan.

          2.18 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

          2.19 Option Price shall mean the purchase price of the shares of Common Stock underlying an Option.

          2.20 Optionee shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.

          2.21 Person shall mean any individual, organization, corporation, partnership or other entity.

          2.22 Plan shall mean this Davis Water & Waste Industries, Inc. 1994 Employees Stock Option Plan.


                                 ARTICLE 3
                               Administration

          3.1 General Administration. The Plan shall be administered and interpreted by the Committee. Subject to the express

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     provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

          3.2 Appointment. Initially, the members of the Compensation Committee of the Company shall constitute the Committee hereunder. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more directors. During the period any director is serving on the Committee and during the 1-year period immediately preceding the commencement of such service, he shall not be or have been granted or awarded any Option or other equity securities of the Company under the Plan (or any other discretionary stock plan of the Company or any Company affiliate as defined by Rule 144(a)(1) of the 1933 Act). Notwithstanding the preceding sentence, a member of the Committee may participate during such period in (A) a formula plan, (B) an ongoing securities acquisition program with broad-based employee participation, and/or (C) a program to elect to receive all or part of his annual retainer in equity securities of the Company, all as defined and limited by Rule 16b-3 promulgated under
     Section 16 of the 1934 Act. The requirements of this subsection are intended to comply with the "disinterested administration rule" of Rule 16b-3 under Section 16 of the 1934 Act or any successor rule or regulation, and shall be interpreted and construed in a manner which assures compliance with said Rule.
     To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner.

          3.3 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

          3.4 Indemnification. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason

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     of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.


                                 ARTICLE 4
                                   Stock

          The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock for which Options may be granted persons participating in the Plan shall not exceed in the aggregate 250,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option returned to the Company by forfeiture again may become subject to Options under the Plan.

                                 ARTICLE 5
                Eligibility to Receive and Grant of Options

          5.1 Individuals Eligible for Grants of Options. The individuals eligible to receive Options hereunder shall be employees of the Company or of any parent or subsidiary corporation of the Company, including such employees who are also members of the Board or of the board of directors of any parent or subsidiary corporation of the Company; provided, no non-employee director shall be eligible to receive any Options pursuant to this Plan, and provided further, that only employees of the Company and its "parent" or "subsidiary" corporations within the meaning of subsections (e) and (f) of Code 424 shall be eligible to receive ISO's.

          5.2 Grants of Options. Subject to the provisions of the Plan, the Committee shall have the authority and sole discretion to determine and designate, from time to time, those individuals (from among the individuals eligible for a grant of Options under the Plan pursuant to Section 5.1 above) to whom Options will actually be granted, the Option Price of the shares covered by any Options granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon), and the time or times at

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     which Options shall be granted.  In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees to whom Options may be granted, their present and potential contributions to the Company's success and such other factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option and whether such Option is an ISO or a NQSO. The Committee may grant, at any time, new Options to an Optionee who previously has received Options, whether such Options include prior Options that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options. No individual shall have any claim or right to be granted Options under the Plan.

          5.3 Limitation on Exercisability of ISO's. Notwithstanding anything herein to the contrary, the aggregate Fair Market Value of ISO's which are granted to any employee under the Plan or any other stock option plan adopted by the Company that are first exercisable in any one calendar year shall not exceed $100,000. The Committee shall interpret and administer the limitations set forth in this Section in accordance with Code 422(d).


                                 ARTICLE 6
                      Terms and Conditions of Options

          Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

          6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

          6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, and the date as of which the Option was granted under this Plan.

          6.3  Vesting.

               (a) Each Option shall first become exercisable (i.e., vested) with respect to such portions of the shares subject to such Option as are specified in the schedule set forth

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          hereinbelow; provided, if an Optionee ceases to be an
          employee of the Company, his rights with regard to all non-vested Options shall cease immediately except as provided in subsection (b) below.

                    (i) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 20% of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

                    (ii) Commencing as of the second anniversary of
               the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

                    (iii) Commencing as of the third anniversary
               of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

                    (iv) Commencing as of the fourth anniversary of
               the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

                    (v) Commencing as of the fifth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

               (b) Notwithstanding the above, all Options previously granted to an Optionee shall become immediately vested and exercisable for 100% of the number of shares subject to the Options upon a Change of Control.

     See also Section 6.13 herein.

          6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted, unless otherwise determined by the Committee; provided, in no event shall the Option Price of any ISO be less than 100% (110% in the case of ISO's of Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any "parent" or "subsidiary" corporation of the Company (within the meaning of subsections (e) and (f) of Code 424)) of the Fair

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     Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Committee granted the Option as specified in the Option Agreement shall be considered the date on which such Option is granted.

          6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exercisable after ten years (five years in the case of ISO's granted to Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any parent or subsidiary) from the date the Option is granted. No Option shall be granted hereunder after ten years from the earlier of (a) the date the Plan is approved by the shareholders, or (b) the date the Plan is adopted by the Board.
          6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than
     (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

          6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 8.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

          6.8  Medium and Time of Payment.

               (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his successors as provided in subsection (c) of Section 6.9), shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature

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          guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require) or by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment; (C) by delivery to the Company of such other property or by the performance for the Company of such services as may be acceptable to the Committee and allowed under applicable law; or (D) by a combination of (A), (B) and (C).

               (b) If all or part of the Option Price is paid by delivery of shares of the Common Stock, on the date of such payment, the Optionee must have held such shares for at least six months from (i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash, other property or services, as provided in subsection (a) above.

               (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contribution Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.

          6.9 Effect of Termination of Employment, Disability or Death. Except as provided in subsections (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have been an employee of the Company from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section with respect to any NQSO's granted hereunder and, instead, may provide a different expiration date or dates in a NQSO Option Agreement.

               (a) Termination of Employment. In the event an Optionee ceases to be an employee of the Company for any reason other than death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur

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          of (i) the expiration date of the Option, (ii) twelve months
          (three months in the case of an ISO Option) after termination of employment or (iii) the date on which the Company gives notice to such Optionee of termination of employment if employment is terminated by the Company for Cause (an Optionee's resignation in anticipation of termination of employment by the Company for Cause shall constitute a notice of termination by the Company);
          provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner or later, subject to the provisions of
          Section 6.5 above. Notwithstanding the foregoing, in the event that an Optionee's employment terminates for a reason other than death or Disability at any time after a Change of Control, the term of all Options of that Optionee shall be extended through the end of the twelve-month (three months in the case of an ISO Option) period immediately following the date of such termination; provided, this extension shall apply to ISO's only to the extent it does not cause the term of such ISO's to exceed the maximum term permitted under Code 422 or does not cause such ISO's to lose their status as ISO's. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of employment. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

               (b) Disability. Upon the termination of an Optionee's employment due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) one year after the date on which such Optionee ceases to be an employee of the Company due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner or later, subject to the provisions of Section 6.5 above. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases due to Disability.

               (c)  Death.  In the event of the death of the Optionee
          (i) while he is an employee of the Company, (ii) within twelve months (three months in the case of an ISO Option) after the date on which such Optionee's employment

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          terminated (for a reason other than Cause) as provided in
          subsection (a) above, or (iii) within one year after the date on which such Optionee's employment terminated due to his Disability as provided in subsection (b), any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary at any time prior to the expiration of one year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner or sooner, subject to the provisions of Section 6.5 above. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

          6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution, and any purported transfer shall be null and void; provided, however, this sentence shall be applicable to NQSO's only to the extent required for grants of securities under this Plan to be exempt from the provisions of Section 16 of the 1934 Act (in accordance with Rule 16b-3(a)(2) or the corresponding provisions, if any, of subsequent regulations under Section 16 of the 1934 Act). During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

          6.11 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

          6.12 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

          6.13 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

          6.14 Holding Period. Shares underlying any Option granted hereunder to an Optionee who is an "affiliate" of the Company subject to the "short-swing profit provisions" of Section 16(b) of the 1934 Act are subject to a six-month holding period. Such holding period will be satisfied if, with regard to any vested (i.e., exercisable) Option that is exercised within six months of the date of grant, the shares acquired upon exercise are not disposed of until a minimum of six months have elapsed from the date of grant of the Option. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive the preceding required holding period with respect to any Optionee.

          6.15 Designation of Option as ISO or NQSO. Subject to the provisions of this Article, each Option granted under the Plan shall be designated either as an ISO or a NQSO. An Option Agreement evidencing both an ISO and a NQSO shall identify clearly the status and terms of each Option.

          6.16 ISO's Converted to NQSO's. In the event any part or all of an Option granted under the Plan which is intended to be an ISO at any time fails to satisfy all of the requirements of an ISO, then such ISO shall be split into an ISO and NQSO so that the portion of the Option, if any, that still qualifies as an ISO shall remain an ISO and the portion that does not qualify as an ISO shall become a NQSO. Such split of an Option into an ISO portion and a NQSO portion shall be evidenced by one or more Option Agreements, as long as each Option is identified clearly as to its status as an ISO or NQSO.


                                 ARTICLE 7
                 Adjustments Upon Changes in Capitalization

          7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

               (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

               (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

               (c) Any adjustment to or assumption of ISO's under this Section shall be made in accordance with Code 424(a) and the regulations promulgated thereunder so as to preserve the status of such Options as ISO's under Code 422.

               (d) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

          7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change of Control, the Committee, in its discretion, may declare that:

               (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

               (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

               (c) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

          7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

          7.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.


                                 ARTICLE 8
             Agreement by Optionee and Securities Registration

          8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Stock Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

          The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state] [and] [are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Corporation]. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the

          Corporation of a favorable opinion of counsel or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Corporation, nor will any transferee be recognized as the owner thereof by the Corporation.

     If the Common Stock is (A) held by an Optionee who is not an "affiliate," as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an "affiliate," or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 8.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

          8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on NASDAQ at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or NASDAQ of the shares of Common Stock to be issued.


                                 ARTICLE 9
                               Effective Date

          The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the shareholders of the Company at the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant or award of Options hereunder, or (ii) 12 months after the adoption of the Plan by the Board, but in no event earlier than 12 months prior to the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, or by the written consent in lieu of a meeting of the holders of all of the outstanding voting stock; provided, however, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.

                                 ARTICLE 10
                         Amendment and Termination

          10.1 Amendment and Termination By the Board.  Subject to
     Section 10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

          10.2 Restrictions on Amendment and Termination.
     Notwithstanding the provisions of Section 10.1 above, the following restrictions shall apply to the Board's authority under
     Section 10.1 above:

               (a) Prohibition Against Adverse Affects on Outstanding Options. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding
          Options without the consent of such Optionees;

               (b) Shareholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if (i) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code 422, (ii) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (iii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (iv) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan. Clauses (ii), (iii) and (iv) of the preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of all of the outstanding voting stock; provided, however, that for modifications described in clauses (ii), (iii) and (iv) above, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act.


                                 ARTICLE 11
                          Miscellaneous Provisions

          11.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

          11.2 Notices. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

          11.3 Term of Plan. Subject to the terms of Article 10, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.

          11.4 Compliance with Rule 16b-3. This Plan is intended to be in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act.

          11.5 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

          11.6 Additional Provisions By Committee.  The Option
     Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

          11.7 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

          11.8 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

          11.9 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

          11.10 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

          11.11 No Rights to Employment. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to employment with the Company or any parent or subsidiary corporation of the Company.

          11.12 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.


             ADOPTED BY BOARD OF DIRECTORS ON DECEMBER 9, 1994

           APPROVED BY SHAREHOLDERS AS OF ____________ ___, 1995

                                   INCENTIVE STOCK OPTION NO. ________



                    DAVIS WATER & WASTE INDUSTRIES, INC.
                      1994 EMPLOYEES STOCK OPTION PLAN

                      INCENTIVE STOCK OPTION AGREEMENT


          This Incentive Stock Option Agreement (the "Agreement") is
     entered into as of the ____ day of ________________,   _______,
     by and between Davis Water & Waste Industries, Inc. (the
     "Company") and ____________________________________ ("Optionee").


                            W I T N E S S E T H:

          WHEREAS, the Company (which term as used herein shall include any parent or subsidiary of the Company) has adopted the Davis Water & Waste Industries, Inc. 1994 Employees Stock Option Plan (the "Plan") which is administered by a committee appointed by the Company's Board of Directors (the "Committee"); and

          WHEREAS, effective as of ________________,   ________, the
     Committee granted to Optionee an incentive stock option under, and in accordance with, the terms of the Plan to reward Optionee for his efforts on behalf of the Company and to encourage his continued loyalty and diligence; and

          WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Optionee, the parties hereto have set forth the terms of such option in writing in this Agreement;

          NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

          1. Grant of Option. Effective as of _________________, ________, the Committee granted Optionee an incentive stock option. Under that option and subject to the terms and conditions set forth herein, Optionee shall have the right to purchase ________ shares of the $0.01 par value common stock of the Company (the "Common Stock"); such _________ shares hereinafter are referred to as the "Optioned Shares," and this option hereinafter is referred to as the "Option". The Option is intended to be an incentive stock option within the meaning of

     Section 422 of the Internal Revenue Code of 1986, as amended (the
     "Code").

          2.   Option Price.  The price per share for each of the
     Optioned Shares shall be $________________   (the "Option
     Price"), which is not less than 100% (110% if the Optionee owns more than 10% of the voting power of all classes of stock of either the Company or any "parent" or "subsidiary" corporation of the Company) of the per share Fair Market Value of the Optioned Shares on the date of grant specified above.

          3.   Exercise of Option.

               (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A, attached hereto and made a part hereof, and shall identify the Option and the number of Optioned Shares that are being exercised.

               (b) Beginning of Exercise Period. The Option first shall become exercisable (i.e., vested) according to the following schedule; provided, if Optionee ceases to be an employee of the Company, his rights with regard to all non-vested Options shall cease immediately:

                    (i) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 20% of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

                    (ii) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

                    (iii) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

                    (iv) Commencing as of the fourth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

                    (v) Commencing as of the fifth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

     Notwithstanding the foregoing, the Option shall become 100%
     vested immediately upon a Change in Control, and may become 100% vested immediately in the sole discretion of the Committee.

               (c) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining shares subject to the Option, if less than 100 shares.

          4. Termination of Option. Notwithstanding any provisions to the contrary herein, the Option shall not be exercisable either in whole or in part after the earliest of:

               (a)  Ten years from the date of grant;

               (b) The date that is immediately prior to the first anniversary of the date on which Optionee dies (i) while employed by the Company, (ii) within the three-month period that begins on the date on which Optionee ceases to be an employee of the Company for any reason other than death or Disability or (iii) within the one-year period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability;

               (c) The date of expiration of the one-year period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability; provided, if Optionee dies during such one-year period, the terms of subsection (b) shall control;

               (d) The date of expiration of the three-month period that begins on the date on which Optionee ceases to be an employee of the Company for any reason other than death or Disability; provided, if Optionee dies during such three-month period, the terms of subsection (b) shall control;

               (e) The date on which the Company gives notice (or is deemed to have given notice) to Optionee of his termination of employment for Cause, all as described in Section 6.9(a) of the Plan; or

               (f) Such other earlier date as may be required under the terms of the Plan.

          5. Option Non-Transferable. The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution, and any purported transfer shall be null and void; provided, however, this sentence shall only be applicable to the extent required for grants of securities under this Plan to be exempt from the provisions of Section 16 of the 1934 Act (in accordance with Rule 16b-3(a)(2) or the corresponding provisions, if any, of subsequent regulations under
     Section 16 of the 1934 Act). During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney-in-fact), and shall not be assignable or transferable by Optionee and, subject to
     Section 6 hereof, no other person shall acquire any rights in the Option.

          6. Death of Optionee and Transfer of Option. In the event of the death of Optionee while in the employ of the Company, within a period of one year after the termination of his employment with the Company due to Disability, or within a three-month period after the employee ceases to be an employee of the Company for any reason other than for cause, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's Beneficiary (as defined in Section
     2.3 of the Plan) at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such Beneficiary was Optionee herein.

          7.   Medium and Time of Payment of Option Price.

               (a) General. The Option Price shall be payable by Optionee (or his successors in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash, in shares of the Common Stock (or by instructing the Company to retain shares as payment), in other property or services acceptable to the Committee and allowed under the terms of the Plan and applicable law, or any combination thereof.

               (b)  Payment in Shares of the Common Stock.  If
     Optionee pays all or part of the Option Price with shares of the Common Stock, the following conditions shall apply:

                    (i) Optionee shall deliver to the Secretary of the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require);

                    (ii) Optionee must have held any shares of the Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

                    (iii) Such shares shall be valued on the basis of the Fair Market Value of the Common Stock on the date of exercise pursuant to the terms of the Plan; and

                    (iv) The value of such Common Stock shall be less than or equal to the Option Price. If Optionee delivers Common Stock with a value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in a form allowed under subsection (a) above.

     In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Code and of the income tax laws of the state of Optionee's residence, and of any other applicable law.

          8. Agreement of Optionee. Optionee acknowledges that he has read Article 8 of the Plan and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (including restrictions on resale applicable to "affiliates" under Rule 144 of the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of the Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain.

          9. Delivery of Stock Certificates. As promptly as practical after the date of exercise of the Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

          10. Notices. All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or
     (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

          If to the Company:

          Davis Water & Waste Industries, Inc.
          Attention: Corporate Secretary
          P.O. Box 1419
          1820 Metcalf Avenue
          Thomasville, Georgia  31799-1419


          If to Optionee:

               __________________________
               __________________________
               __________________________
               __________________________

     Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

          11. Other Terms and Conditions. In addition to the terms and conditions set forth herein, the Option is subject to and governed by the other terms and conditions set forth in the Plan, which is hereby incorporated by reference. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control.

          12.  Miscellaneous.

               (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the employ of the Company or to interfere in any way with the right of the Company to terminate Optionee's employment at any time.

               (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a shareholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

               (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

               (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.

               (e) This Agreement, together with the Plan, contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein and in the Plan.

               (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

               (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


                         DAVIS WATER & WASTE INDUSTRIES, INC.



                              By:_____________________________________

                              Title:_________________________________



                              OPTIONEE:


                              _______________________________________
                              Signature

                              _______________________________________
                              Print or type name

                                 EXHIBIT A

                    DAVIS WATER & WASTE INDUSTRIES, INC.
                      1994 EMPLOYEES STOCK OPTION PLAN

          NOTICE OF EXERCISE FOR INCENTIVE STOCK OPTION AGREEMENT


          This Notice of Exercise is given pursuant to the terms of the Incentive Stock Option Agreement, dated _________________, _______, between Davis Water & Waste Industries, Inc. (the "Company") and the undersigned Optionee (the "Agreement"), which Agreement represents Stock Option No. _______ and which is made a part hereof and incorporated herein by reference.

          EXERCISE OF OPTION. Optionee hereby exercises his option to purchase _______ of his Optioned Shares. Optionee hereby delivers, together with this written statement of exercise, the full Option Price with respect to the exercised Optioned Shares, which consists of: [COMPLETE ONLY ONE]

               cash in the total amount of $_________________.

               _________ shares of the Company's Common Stock.

               cash in the total amount of $__________________ and _________ shares of the Company's Common Stock.

               other (specify): _____________________________________

          ACKNOWLEDGEMENT. Optionee hereby acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144), all as described in Article 8 of the Plan, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

          Executed this ______ day of __________________,   ________.

               OPTIONEE:

               _______________________________________

               Signature

               _______________________________________
               Print or Type Name

          Davis Water & Waste Industries, Inc. hereby acknowledges receipt of this Notice of Exercise and receipt of payment in the form and amount indicated above, all on this ______ day of
     __________________,   ________.

               DAVIS WATER & WASTE INDUSTRIES, INC.

               By: ___________________________________

               Title: ________________________________

                              NONQUALIFIED STOCK OPTION NO. ________


                    DAVIS WATER & WASTE INDUSTRIES, INC.
                      1994 EMPLOYEES STOCK OPTION PLAN

                    NONQUALIFIED STOCK OPTION AGREEMENT


          This Nonqualified Stock Option Agreement (the "Agreement") is entered into as of the ____ day of ___________________, ________, by and between Davis Water & Waste Industries, Inc. (the "Company") and
     ________________________________________________ ("Optionee").


                            W I T N E S S E T H:

          WHEREAS, the Company (which term as used herein shall include any parent or subsidiary of the Company) has adopted the Davis Water & Waste Industries, Inc. 1994 Employees Stock Option Plan (the "Plan") which is administered by a committee appointed by the Company's Board of Directors (the "Committee"); and

          WHEREAS, effective as of _________________,   ________, the
     Committee granted to Optionee a non-incentive stock option under, and in accordance with, the terms of the Plan to reward Optionee for his efforts on behalf of the Company and to encourage his continued loyalty and diligence; and

          WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Optionee, the parties hereto have set forth the terms of such option in writing in this Agreement;

          NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

          1. Grant of Option. Effective as of _________________, ________, the Committee granted Optionee a non-incentive stock option. Under that option and subject to the terms and conditions set forth herein, Optionee shall have the right to purchase ________ shares of the $0.01 par value common stock of the Company (the "Common Stock"); such ________ shares hereinafter are referred to as the "Optioned Shares", and this option hereinafter is referred to as the "Option". The Option is intended to be a nonqualified option.

          2.   Option Price.  The price per share for each of the

     Optioned Shares shall be $________________   (the "Option
     Price"), which is the per share Fair Market Value of the Optioned Shares on the date of grant specified above.

          3.   Exercise of Option.

               (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A, attached hereto and made a part hereof, and shall identify the Option and the number of Optioned Shares that are being exercised.

               (b) Beginning of Exercise Period. The Option first shall become exercisable (i.e., vested) according to the following schedule; provided, if Optionee ceases to be an employee of the Company, his rights with regard to all non-vested
     Options:

                    (i) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 20% of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

                    (ii) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

                    (iii) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

                    (iv) Commencing as of the fourth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

                    (v) Commencing as of the fifth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

     Notwithstanding the foregoing, the Option shall become immediately 100% vested upon a Change in Control, and may become 100% vested immediately in the sole discretion of the Committee.

               (c) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining shares subject to the Option, if less than 100 shares.

          4. Termination of Option. Notwithstanding any provisions to the contrary herein, and except as otherwise specified in Attachment I (if any) hereto, the Option shall not be exercisable either in whole or in part after the earliest of:

               (a)  Ten years from the date of grant;

               (b) The date that is immediately prior to the first anniversary of the date on which Optionee dies (i) while employed by the Company, (ii) within the twelve-month period that begins on the date on which Optionee ceases to be an employee of the Company for any reason other than death or Disability or (iii) within the twelve-month period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability;

               (c) The date of expiration of the twelve-month period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability; provided, if Optionee dies during such twelve-month period, the terms of subsection (b) shall control;

               (d) The date of expiration of the twelve-month period that begins on the date on which Optionee ceases to be an employee of the Company for any reason other than death or Disability; provided, if Optionee dies during such twelve-month period, the terms of subsection (b) shall control;

               (e) The date on which the Company gives notice (or is deemed to have given notice) to Optionee of his termination of employment for Cause, all as described in Section 6.9(a) of the Plan; or

               (f) Such other earlier date as may be required under the terms of the Plan.

          5. Option Non-Transferable. The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution, and any purported transfer shall be null and void; provided, however, this sentence shall only be applicable to the extent required for grants of securities under the Plan to be exempt from the provisions of Section 16 of the 1934 Act (in accordance with Rule 16b-3(a)(2) or the corresponding provisions, if any, of subsequent regulations under
     Section 16 of the 1934 Act). During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney-in-fact), and shall not be assignable or transferable by Optionee and, subject to
     Section 6 hereof, no other person shall acquire any rights in the Option.

          6. Death of Optionee and Transfer of Option. Except as otherwise specified in Attachment I (if any) hereto, in the event of the death of Optionee while in the employ of the Company, within a period of twelve-months after the termination of his employment with the Company due to Disability, or within a twelve-month period after the employee ceases to be an employee of the Company for any reason other than for cause, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's Beneficiary (as defined in Section 2.3 of the Plan) at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to
     Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such Beneficiary was Optionee herein.


          7.   Medium and Time of Payment of Option Price.

               (a) General. The Option Price shall be payable by Optionee (or his successors in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash or shares of the Common Stock, or any combination thereof.

               (b)  Payment in Shares of the Common Stock.  If
     Optionee pays all or part of the Option Price with shares of the Common Stock, the following conditions shall apply:

                    (i) Optionee shall deliver to the Secretary of the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require);

                    (ii) Optionee must have held any shares of the Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

                    (iii) Such shares shall be valued on the basis of the Fair Market Value of the Common Stock on the date of exercise pursuant to the terms of the Plan; and

                    (iv) The value of such Common Stock shall be less than or equal to the Option Price. If Optionee delivers Common Stock with a value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in a form allowed under subsection (a) above.

     In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Internal Revenue Code of 1986, as amended, and of the income tax laws of the state of Optionee's residence, and of any other applicable law.

          8. Agreement of Optionee. Optionee acknowledges that he has read Article 8 of the Plan and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (including restrictions on resale applicable to "affiliates" under Rule 144 of the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of the Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain.

          9. Delivery of Stock Certificates. As promptly as practical after the date of exercise of the Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

          10. Notices. All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or
     (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

          If to the Company:

               Davis Water & Waste Industries, Inc.
               Attention: Corporate Secretary
               P.O. Box 1419
               1820 Metcalf Avenue
               Thomasville, Georgia  31799-1419

          If to Optionee:

               __________________________
               __________________________
               __________________________
               __________________________

     Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

          11. Other Terms and Conditions. In addition to the terms and conditions set forth herein, the Option is subject to and governed by the other terms and conditions set forth in the Plan which is hereby incorporated by reference. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control.

          12.  Miscellaneous.

               (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the employ of the Company or to interfere in any way with the right of the Company to terminate Optionee's employment at any time.

               (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a shareholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

               (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

               (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.

               (e) This Agreement, together with the Plan, contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein and in the Plan.

               (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

               (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


               DAVIS WATER & WASTE INDUSTRIES, INC.




                         By:_________________________________________



                         Title:______________________________________



                         OPTIONEE:



                         ___________________________________________
                         Signature


                         ___________________________________________
                         Print or type name

                              NONQUALIFIED STOCK OPTION NO. ________


                    DAVIS WATER & WASTE INDUSTRIES, INC.
                      1994 EMPLOYEES STOCK OPTION PLAN

                    NONQUALIFIED STOCK OPTION AGREEMENT

                                ATTACHMENT I
              ADDITIONAL TERMS AND PROVISIONS REGARDING OPTION

                                 EXHIBIT A

                    DAVIS WATER & WASTE INDUSTRIES, INC.
                      1994 EMPLOYEES STOCK OPTION PLAN

         NOTICE OF EXERCISE FOR NONQUALIFIED STOCK OPTION AGREEMENT


          This Notice of Exercise is given pursuant to the terms of the Nonqualified Stock Option Agreement, dated _______________, _______, between Davis Water & Waste Industries, Inc. (the "Company") and the undersigned Optionee (the "Agreement"), which Agreement represents Nonqualified Stock Option No. ________ and which is made a part hereof and incorporated herein by reference.

          EXERCISE OF OPTION. Optionee hereby exercises his option to purchase _______ of his Optioned Shares. Optionee hereby delivers, together with this written statement of exercise, the full Option Price with respect to the exercised Optioned Shares, which consists of: [COMPLETE ONLY ONE]

               cash in the total amount of $________________.

               ________ shares of the Company's Common Stock.

               cash in the total amount of $_________________ and _________ shares of the Company's Common Stock.

               other (specify): _____________________________________

          ACKNOWLEDGEMENT. Optionee hereby acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144), all as described in Article 8 of the Plan, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

          Executed this ______ day of _________________,   _________.

               OPTIONEE:

               _______________________________________
               Signature

               _______________________________________
               Print or Type Name

          Davis Water & Waste Industries, Inc. hereby acknowledges receipt of this Notice of Exercise and receipt of payment in the form and amount indicated above, all on this ______ day of
     ____________________,   ________.

               DAVIS WATER & WASTE INDUSTRIES, INC.


               By: ___________________________________

               Title: ________________________________